EXHIBIT 32.1
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Spiral Energy Tech, Inc. (the "Company") on Form 10-K for the period ended December 31, 2015, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Elliot M. Maza, Chief Executive Officer & CFO of the Company, certify, pursuant to 18 U.S.C. section 1350 of the Sarbanes-Oxley Act of 2002, that: (1) the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: February 29, 2016
By: /s/ Elliot M. Maza Elliot M. Maza Chief Executive Officer & CFO